UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21881

Oppenheimer Rochester Minnesota Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: March 31

Date of reporting period: 9/30/2014

Item 1.	Reports to Stockholders.

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER ROCHESTER®

MINNESOTA MUNICIPAL FUND

SEMIANNUAL REPORT 9.30.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
6-Month	5.87%	0.84%	4.12%
1-Year	12.60	7.25	7.93
5-Year	7.46	6.42	4.67
Since Inception (11/07/06)	4.51	3.87	4.84

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

2      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Fund Performance Discussion

Investors in Oppenheimer Rochester Minnesota Municipal Fund earned highly competitive levels of tax-free income during the 6 months ended September 30, 2014: The Fund’s Class A dividend yield was 4.22% at net asset value (NAV) at the end of this reporting period, the taxable equivalent yield for the same share class was 6.39%, and distributions during this reporting period totaled 27.6 cents per Class A share. At 5.87%, the cumulative total return at NAV for this Fund’s Class A shares outperformed the Barclays Municipal Bond Index, its benchmark, by 175 basis points.

MARKET OVERVIEW

Overall, the muni market rallied during this reporting period. The Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market, rose 4.12% in the 6 months ended September 30, 2014.

In this reporting period, the Federal Reserve continued to clarify its position about what economic conditions would have to exist for it to consider ending its economic stimulus plan and changing the Fed Funds target rate, which has been set between zero and 0.25% for nearly 6 years.

The average distribution yield in Lipper’s Minnesota Municipal Debt Funds category was 3.28% at the end of this reporting period. At 4.22%, the distribution yield (at NAV) for this Fund’s Class A shares was 94 basis points higher than the category average.

Late in this reporting period, the Fed announced its plans to reduce and most likely end quantitative easing, its effort to stimulate the economy by adding billions of dollars’ worth of bonds to its holdings of mortgage-backed and Treasury securities. According to the Federal Open Market Committee (FOMC)

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	4.22%

Dividend Yield with sales charge	4.02

Standardized Yield	3.26

Taxable Equivalent Yield	6.39

Last distribution (9/23/14)	$0.046

Total distributions (4/1/14 to 9/30/14)	$0.276

Endnotes for this discussion begin on page 12 of this report

3      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

statement released September 17, 2014, agency mortgage-backed securities will be purchased in October at a reduced pace of $5 billion per month, rather than $10 billion per month, and longer-term Treasury securities will be added at $10 billion per month starting in October, rather than $15 billion per month. This move is the latest in the Fed’s ongoing efforts to help keep long-term borrowing costs low.

During calendar year 2013, the Fed was spending $85 billion a month to purchase these types of securities for its portfolio. Officials have been reducing their monthly purchases of these securities since January 2014 but as of September 30, 2014, had not set an end date for this stimulus program. The FOMC said it will closely monitor information on economic and financial developments in the coming months and that it will continue a reduced rate of purchases of Treasury and mortgage-backed securities until the “outlook for the labor market improves substantially in the context of price stability.” It is believed by many Fed watchers that an announcement about the end of quantitative easing might occur after the FOMC’s October 2014 meeting.

Also in September 2014, the Fed stated that it plans to keep the Fed Funds target rate at its current level “for a considerable time” after its bond-buying program ends. Markets were rattled late in the previous reporting period when Chairman Janet Yellen said that “considerable time” could mean 6 months. During this reporting period, she clarified that any future decisions about rate changes would be “data dependent” and not necessarily based on a specific calendar target. Even after the goals of maximum employment and 2% inflation are reached, the Fed anticipates global economic conditions may necessitate keeping the Fed Funds rate below “normal” levels for some time.

The Fund reminds investors that longer-term interest rates are determined by the marketplace and not necessarily by a change in the Fed Funds rate. Our investment team will continue to search for value in the muni market as it seeks to produce competitive levels of tax-free income during the current economic conditions.

On September 30, 2014, the average yield on 30-year, AAA-rated muni bonds was 3.31%, down 65 basis points from March 31, 2014. The average yield on 10-year, AAA-rated muni bonds on September 30, 2014 was 2.19%, down 34 basis points from the March 2014 date, and the average yield on 1-year, AAA-rated muni bonds was 0.15%, down 5 basis points from the March 2014 date.

Minnesota Governor Mark Dayton signed legislation early in the reporting period that extends negotiated bond sales for 4 years. The provision was included in legislation to authorize $1.1 billion in mostly bond-financed infrastructure spending and an additional $103 million in tax breaks. The governor also signed a bill authorizing $893 million in spending on capital projects, which will rely on $815 million of general obligation (G.O.) debt,

4      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

and permitting the Minnesota Housing Finance Agency to issue $80 million in debt.

The Western Minnesota Municipal Power Agency issued $320 million in bonds in June 2014 to finance a new hydroelectric plant. Proceeds will go toward the $379 million Red Rock Hydroelectric generating facility plant to be built at the existing Red Rock dam site. Additionally, $904 million in G.O.s were issued in August 2014 in a sale boosted by a refunding. In refundings, municipal issuers seek to reduce their debt service obligations by exercising the call feature on their higher coupon bonds and then borrowing at lower interest rates. The proceeds will finance approved capital projects across the state. At the end of the reporting period, the Minneapolis-St. Paul Metropolitan Airports Commission headed into the market with a $275 million refunding deal.

In July 2014, Minnesota added $150 million to its budget reserves, bolstering the fund to $811 million. At a spring session of the Legislature, lawmakers decided to allocate a portion of future forecasted budget balances to the reserve fund. “Increasing the budget reserve … is viewed positively by the state’s bond rating agencies,” Minnesota Management and Budget Commissioner Jim Schowalter said in a statement.

As of March 31, 2014, the state’s G.O.s were rated Aa1 by Moody’s Investors Service and AA-plus by Standard & Poor’s and Fitch Ratings.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester Minnesota Municipal Fund held more than 235 securities as of September 30, 2014. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s Class A distribution yield at NAV was the second highest in Lipper’s Minnesota Municipal Debt Funds category as of September 30, 2014, trailing only the distribution yield of this Fund’s Y shares. At 4.22% on that date, it was 94 basis points higher than the category average, which was 3.28%. Additionally, for a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 6.39%, based on the Fund’s standardized yield as of September 30, 2014, and the current top federal and Minnesota income tax rates. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

5      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

The Fund’s dividend trend this reporting period demonstrates the power a yield-driven approach can have amid challenging market conditions. This Fund’s Class A dividend remained steady at 4.6 cents per share throughout this reporting period. In all, the Fund distributed 27.6 cents per Class A share this reporting period.

As of September 30, 2014, the Fund was invested in the hospital/healthcare sector, which represented 16.6% of its total assets. Our holdings in this sector consist of securities across the credit spectrum, but most are investment grade.

Tax increment financing (TIF) bonds constituted 13.9% of the Fund’s total assets on September 30, 2014. Traditionally, this type of financing has been used for urban and suburban renewal projects. When tax collections increase, driven either by an improving economy or inflation, the credit quality of these types of securities generally improves, which can lead to enhanced performance.

The Fund remained invested in the adult living facilities sector, which represented 12.8% of the Fund’s total assets as of September 30, 2014. These bonds, which finance various projects at senior living centers, tend to outperform in densely populated geographies with strong real estate values and in more rural areas with stable home prices.

As of September 30, 2014, 10.7% of the Fund’s total assets were invested in the

6      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

education sector. Bonds in this sector primarily finance the infrastructure needs of a variety of charter schools around the state.

Investments continued to be made in the higher education sector at 7.3% of the Fund’s total assets as of September 30, 2014. The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest.

The Fund was also invested in securities used to finance marine and aviation facilities this reporting period. Many of these securities are high-grade investments that are backed by the valuable collateral of the projects whose construction they finance. Of the Fund’s total assets on September 30, 2014, 7.3% were invested in the marine/aviation facilities sector.

At the end of this reporting period, the Fund’s investments in the multifamily and single-family housing sectors represented 6.7% and 2.3% of the Fund’s total assets, respectively. Despite the ongoing difficulties in the national housing market, the securities in these sectors continued to provide competitive levels of tax-free income this reporting period. We believe that the Fund’s carefully selected holdings in these housing sectors are likely to bring benefit to investors over the long term.

As of September 30, 2014, holdings in the electric utilities sector constituted 5.6% of the

7      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Fund’s total assets and included one relatively small security issued by the Puerto Rico Electric Power Authority (PREPA).

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 3.0% of the Fund’s net assets at the end of this reporting period.

The Fund’s Puerto Rico holdings, some of which are insured, include G.O. debt and securities from many different sectors as well. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

In recent years, first-term Governor Alejandro García Padilla has expanded on the fiscal discipline that was the hallmark of his predecessor, Luis Fortuño, by strengthening the island’s balance sheet, cutting government payrolls, enacting comprehensive pension reforms, and raising revenues via tax rate changes and improved enforcement.

A majority of the G.O. securities held by this Fund were issued in Puerto Rico. G.O. securities, which are backed by the full faith and taxing authority of state and local governments, represented 1.9% of the Fund’s total assets at the end of this reporting period. The Fund’s G.O. holdings also include bonds issued by the Northern Mariana Islands, a U.S. territory.

In late June 2014, news about the Commonwealth’s first balanced general fund budget in more than 20 years was overshadowed by Gov. Padilla’s decision to sign legislation allowing Puerto Rico’s public corporations – PREPA, PRASA (the aqueduct and sewer authority) and PRHTA (the highway authority) – to restructure their debt. Were issuers to make use of this law – the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”) – they could potentially seek to lessen debt-service payments to their creditors.

We recently filed a lawsuit in federal court in Puerto Rico, challenging the constitutional validity of the Recovery Act, which we will pursue vigorously. We are determined to protect our shareholders’ best interests and enforce the bond covenants that have been negotiated.

Deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rican bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund. Our investment team will continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely and will post information on our website (oppenheimerfunds.com) and on our Twitter feed (twitter.com/rochesterfunds). We also encourage investors to contact their financial advisors for the latest information, as the situation remains quite fluid.

8      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Puerto Rico debt continued to be the subject of a variety of critical reports. With media coverage focused on the Recovery Act and the potential for debt restructuring, Puerto Rico’s muni bonds faced another bout of pricing pressure. While sales tax revenue bonds remained pressured in the latter half of this reporting period, Puerto Rico’s G.O.s and PREPA bonds rallied.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders – and minimizing their potential losses.

Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to this Fund and to funds across the industry during this reporting period as the prices of high-grade municipal securities rose. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

As is its penchant, the Rochester-based investment team will continue to monitor this Fund’s portfolio and make adjustments that it believes can provide the greatest benefit to Fund shareholders.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This Fund invests primarily in investment-grade municipal securities. It may invest up to 25%

9      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

10      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Hospital/Healthcare	16.6%
Tax Increment Financing (TIF)	13.9
Adult Living Facilities	12.8
Education	10.7
Higher Education	7.3
Marine/Aviation Facilities	7.3
Multifamily Housing	6.7
Electric Utilities	5.6
Municipal Leases	3.5
Government Appropriation	3.2

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2014, and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	1.0%	1.2%	2.2%
AA	20.5	0.0	20.5
A	16.9	0.0	16.9
BBB	16.4	19.2	35.6
BB or lower	5.3	19.5	24.8
Total	60.1%	39.9%	100.0%

The percentages above are based on the market value of the securities as of September 30, 2014, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

11      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 9/30/14
	Without Sales Charge	With Sales Charge
Class A	4.22%	4.02%
Class B	3.54	N/A
Class C	3.54	N/A
Class Y	4.30	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 9/30/14
Class A	3.26%
Class B	2.68
Class C	2.68
Class Y	3.52

TAXABLE EQUIVALENT YIELDS

As of 9/30/14
Class A	6.39%
Class B	5.25
Class C	5.25
Class Y	6.90

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/14

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OPAMX)	11/7/06	5.87%	12.60%	7.46%	4.51%
Class B (OPBMX)	11/7/06	5.47	11.77	6.66	3.91
Class C (OPCMX)	11/7/06	5.47	11.77	6.66	3.71
Class Y (OPYMX)	7/29/11	5.91	12.64	N/A	7.62

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/14

	Inception Date	6-Month	1-Year	5-Year	Since Inception
Class A (OPAMX)	11/7/06	0.84%	7.25%	6.42%	3.87%
Class B (OPBMX)	11/7/06	0.47	6.77	6.35	3.91
Class C (OPCMX)	11/7/06	4.47	10.77	6.66	3.71
Class Y (OPYMX)	7/29/11	5.91	12.64	N/A	7.62

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period.

12      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.046 for the 28-day accrual period ended September 23, 2014. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on September 23, 2014; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0385, $0.0385 and $0.0468, respectively, for the 28-day accrual period ended September 23, 2014, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended September 30, 2014, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The average yield at NAV in Lipper’s Minnesota Municipal Debt Funds category is based on 46 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2014 top federal and Minnesota tax rate of 49.0%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

13      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

14      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2014” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

15      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Actual	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During 6 Months Ended September 30, 2014
Class A	$1,000.00	$1,058.70	$5.48
Class B	1,000.00	1,054.70	9.36
Class C	1,000.00	1,054.70	9.36
Class Y	1,000.00	1,059.10	5.12

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.75	5.38
Class B	1,000.00	1,015.99	9.19
Class C	1,000.00	1,015.99	9.19
Class Y	1,000.00	1,020.10	5.03

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2014 are as follows:

Class	Expense Ratios
Class A	1.06%
Class B	1.81
Class C	1.81
Class Y	0.99

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

16      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF INVESTMENTS September 30, 2014 Unaudited

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—106.5%
Minnesota—103.5%
$120,000	Aitkin, MN Health Care Facilities (Riverwood Healthcare Center)	5.600%	02/01/2032	$121,717
500,000	Anoka County, MN Charter School[1]	5.000	06/01/2043	507,825
300,000	Anoka County, MN Charter School[1]	5.000	06/01/2032	308,973
290,000	Anoka County, MN Charter School[1]	5.000	06/01/2027	303,453
25,000	Anoka County, MN Hsg. & Redevel. Authority (Premier FMC)	6.625	05/01/2030	26,957
1,000,000	Anoka County, MN Hsg. & Redevel. Authority (Woodland Park Apts.)[1]	5.000	04/01/2027	1,065,430
500,000	Anoka, MN Health Care Facility (Homestead Anoka)	7.000	11/01/2046	532,755
1,000,000	Anoka-Hennepin, MN Independent School District No. 11[1]	5.000	02/01/2034	1,142,940
250,000	Apple Valley, MN Hsg. & Health Care (Seasons at Apple Valley)	6.750	03/01/2040	262,135
25,000	Austin, MN GO1	5.000	10/01/2018	25,070
750,000	Austin, MN Hsg. & Redevel. Authority (Chauncey & Courtyard Apts.)[1]	5.000	01/01/2031	806,490
850,000	Austin, MN Hsg. & Redevel. Authority (St. Marks Lutheran Home)	7.000	12/01/2046	900,736
250,000	Baytown, MN Township (Friends of St. Croix Preparatory Academy/St. Croix Preparatory Academy	5.750	08/01/2042	253,087
430,000	Baytown, MN Township (St. Croix Preparatory Academy)[1]	7.000	08/01/2038	451,289
85,000	Blue Earth County, MN Economic Devel. Authority[1]	5.000	12/01/2027	90,285
150,000	Breckenridge, MN (Catholic Health Initiatives)	5.000	05/01/2030	150,558
1,025,000	Buffalo, MN Health Care (Central Minnesota Senior Hsg.)	5.375	09/01/2026	1,046,566
1,500,000	Central Minnesota Muni Power Agency (Brookings-Southeast Twin Cities Transmissions)	5.000	01/01/2042	1,626,435
1,150,000	Central Minnesota Muni Power Agency (Brookings-Southeast Twin Cities Transmissions)	5.000	01/01/2032	1,270,830
1,000,000	Chicago, MN Hsg. & Healthcare (CDL Homes)	6.000	08/01/2043	1,075,080
1,100,000	Chippewa County, MN Gross Revenue (Montevideo Hospital)	5.500	03/01/2037	1,144,605
240,000	Cloquet, MN Pollution Control (Potlach Corp.)[1]	5.900	10/01/2026	240,202
200,000	Cokato, MN Senior Hsg. (Cokato Charitable Trust)	5.250	12/01/2026	200,318
1,000,000	Columbia Heights, MN EDA Tax Increment (Huset Park Area Redevel.)	5.375	02/15/2032	993,390
172,000	Columbia Heights, MN EDA Tax Increment (Huset Park Area Redevel.)	5.000	02/15/2017	173,933
500,000	Columbia Heights, MN Multifamily & Health Care Facilities (Crest View Corp.)	5.700	07/01/2042	486,375
20,000	Columbia Heights, MN Multifamily & Health Care Facilities (Crest View Corp.)	5.300	07/01/2017	20,230
750,000	Dakota County, MN Community Devel. Agency (Ebenezer Ridges Assisted Living)	5.750	11/01/2033	805,080
1,000,000	Deephaven, MN Charter School (Eagle Ridge Academy)	5.500	07/01/2043	1,060,010
1,460,000	Duluth, MN Hsg. & Redevel. Authority (Benedictine Health Center)	5.875	11/01/2033	1,502,866

17      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Minnesota (Continued)
$500,000	Duluth, MN Hsg. & Redevel. Authority (Public Schools Academy)[1]	5.875%	11/01/2040	$531,110
785,000	Duluth, MN Independent School District No. 709 COP	5.125	03/01/2029	800,009
1,315,000	Duluth, MN Independent School District No. 709 COP	5.250	03/01/2032	1,344,995
300,000	Duluth, MN Independent School District No. 709 COP	5.000	03/01/2025	306,654
725,000	Duluth, MN Independent School District No. 709 COP	5.000	03/01/2027	738,325
100,000	East Central, MN Independent School District No. 2580	5.000	02/01/2022	100,402
500,000	Eveleth, MN Health Care (Arrowhead Senior Living Community)	5.200	10/01/2027	487,280
1,270,000	Eveleth, MN Multifamily (Manor House Woodland)	5.700	10/01/2036	969,861
1,150,000	Falcon Heights, MN (Kaleidoscope Charter School)	6.000	11/01/2037	1,215,975
400,000	Fergus Falls, MN Health Care Facilities (Lake Region Healthcare)[1]	5.400	08/01/2040	412,736
385,000	Hopkins, MN Hsg. & Redevel. Authority (Excelsior Crossings)	5.625	02/01/2030	399,364
275,000	Hopkins, MN Hsg. & Redevel. Authority (Excelsior Crossings)	5.050	02/01/2030	275,187
400,000	Hutchinson, MN Public Utility	5.000	12/01/2025	464,216
300,000	Hutchinson, MN Public Utility	5.000	12/01/2022	353,619
110,000	International Falls, MN Pollution Control (Boise Cascade Corp.)[1]	5.500	04/01/2023	110,295
180,000	International Falls, MN Pollution Control (Boise Cascade Corp.)	5.650	12/01/2022	180,482
115,000	International Falls, MN Solid Waste Disposal (Boise Cascade Corp.)[1]	6.850	12/01/2029	115,452
525,000	Lake Crystal, MN Hsg. (Ecumen-Second Century)	6.250	09/01/2040	563,598
1,100,000	Lake Crystal, MN Hsg. (Ecumen-Second Century)	5.700	09/01/2036	1,101,232
250,000	Little Canada, MN Senior Hsg. (PHS/Mayfield)	6.000	12/01/2030	254,607
630,000	Maple Grove, MN Health Care Facilities (North Care)[1]	5.000	09/01/2029	636,747
285,000	Maple Grove, MN Health Care Systems (Maple Grove Hospital Corp.)[1]	5.250	05/01/2037	292,954
500,000	Maplewood, MN Health Care Facility (VOA Care Centers)	5.375	10/01/2024	490,720
490,000	Maplewood, MN Hsg. & Health Care (Ecumen Headquarters)	6.375	03/01/2040	520,630
720,000	Meeker County, MN (Memorial Hospital)	5.750	11/01/2037	746,410
495,000	Meeker County, MN (Memorial Hospital)	5.750	11/01/2027	519,161
35,000	Minneapolis & St. Paul, MN Hsg. & Redevel. Authority (CHC/CHCS Obligated Group)[1]	5.250	08/15/2035	39,282
35,000	Minneapolis & St. Paul, MN Hsg. & Redevel. Authority (CHC/CHCS Obligated Group)[1]	5.000	08/15/2034	37,649
55,000	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)[1]	5.520	03/01/2041	58,732

18      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Minnesota (Continued)
$24,028	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)[1]	5.000%	12/01/2038	$24,252
29,281	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)[1]	5.450	04/01/2027	30,984
173,056	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)[1]	5.250	12/01/2040	178,080
40,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[1]	5.000	01/01/2027	40,493
50,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[1]	5.000	01/01/2035	50,616
25,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[1]	5.000	01/01/2020	25,301
50,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[1]	5.000	01/01/2025	50,616
1,000,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[1]	5.000	01/01/2022	1,139,440
1,000,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[1]	5.000	01/01/2020	1,144,320
160,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[1]	5.000	01/01/2023	174,688
30,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[1]	5.000	01/01/2025	32,684
200,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[1]	5.000	01/01/2031	201,848
85,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[1]	5.000	01/01/2022	86,023
100,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[1]	5.000	01/01/2023	101,232
1,250,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[1]	5.000	01/01/2021	1,265,038
8,000,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission[2]	5.000	01/01/2035	9,120,080
125,000	Minneapolis, MN (Carechoice Member)	5.875	04/01/2024	125,061
1,250,000	Minneapolis, MN Charter School (Yinghua Academy)	6.000	07/01/2043	1,320,387
465,000	Minneapolis, MN Collateralized Multifamily Hsg. (Vantage Flats)[1]	5.200	10/20/2048	469,483
45,000	Minneapolis, MN Community Devel. Agency[1]	5.700	12/01/2027	45,322
5,000	Minneapolis, MN Community Devel. Agency (Cord-Sets)[1]	5.500	06/01/2018	5,026
525,000	Minneapolis, MN Community Devel. Agency (Riverside Homes of Minneapolis)[1]	6.200	09/01/2029	525,908
500,000	Minneapolis, MN Devel. (Limited Tax Supported Community Bond Fund)[1]	6.000	12/01/2040	570,430
40,000	Minneapolis, MN Health Care System (Fairview Health Services)[1]	5.000	05/15/2021	40,103
1,390,000	Minneapolis, MN Health Care System (Fairview Health Services/FSP/FSH/FRCS/RRHS/FRWHS Obligated Group)[1]	6.500	11/15/2038	1,641,131

19      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Minnesota (Continued)
$50,000	Minneapolis, MN Health Care System (Fairview Health System/FSP/FSH/FRCS/RRHS/FRWHS Obligated Group)[1]	5.000%	11/15/2034	$51,127
600,000	Minneapolis, MN Health Care System (Fairview Health System/FSP/FSH/FRCS/RRHS/FRWHS Obligated Group)[1]	6.375	11/15/2023	701,910
105,000	Minneapolis, MN Health Care System (Fairview Health System/FSP/FSH/FRCS/RRHS/FRWHS Obligated Group)[1]	6.625	11/15/2028	124,540
10,000	Minneapolis, MN Health Care System (Fairview Health System/FSP/FSH/FRCS/RRHS/FRWHS Obligated Group)[1]	6.750	11/15/2032	11,866
175,000	Minneapolis, MN Health Care System (Fairview Health System/FSP/FSH/FRCS/RRHS/FRWHS Obligated Group)[1]	5.000	11/15/2030	179,356
200,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)	5.500	04/01/2042	179,214
1,275,000	Minneapolis, MN Multifamily Hsg. (Blaisdell Apartments)	5.400	04/01/2028	1,208,955
55,000	Minneapolis, MN Multifamily Hsg. (Seward Towers)[1]	5.000	05/20/2036	55,729
250,000	Minneapolis, MN Supported Devel. (Common Bond Fund)[1]	5.000	06/01/2028	258,240
380,000	Minneapolis, MN Tax Increment (East River/Unocal Site)	5.250	02/01/2026	381,406
600,000	Minneapolis, MN Tax Increment (Grant Park)	5.200	02/01/2022	600,168
2,250,000	Minneapolis, MN Tax Increment (Grant Park)	5.350	02/01/2030	2,250,135
500,000	Minneapolis, MN Tax Increment (Ivy Tower)	5.500	02/01/2022	500,055
1,250,000	Minneapolis, MN Tax Increment (St. Anthony Falls)	5.750	02/01/2027	1,250,862
635,000	Minneapolis, MN Tax Increment (Unocal Site)	5.400	02/01/2031	636,613
25,000	MN Agricultural & Economic Devel. Board (Benedictine Care Centers)	5.750	02/01/2030	25,020
25,000	MN Agricultural & Economic Devel. Board (Essentia Health/ECHC Obligated Groups)[1]	5.000	02/15/2030	27,360
100,000	MN Agricultural & Economic Devel. Board (Essentia Health/ECHC Obligated Groups)[1]	5.500	02/15/2025	114,363
155,000	MN Agricultural & Economic Devel. Board (Fairview Health Services/FRRHS/FRWHS Obligated Group)	6.375	11/15/2022	155,727
115,000	MN Agricultural & Economic Devel. Board (Fairview Health Services/FRRHS/FRWHS Obligated Group)	6.375	11/15/2029	115,511
495,000	MN Agricultural & Economic Devel. Board (Fairview Hospital and Healthcare Service)[1]	5.750	11/15/2026	495,856
25,000	MN Agricultural & Economic Devel. Board (SMDCHS/SJMC Obligated Group)	4.750	02/15/2016	25,072
1,500,000	MN General Fund[1]	5.000	06/01/2038	1,712,085
2,000,000	MN General Fund[1]	5.000	06/01/2043	2,252,040
410,000	MN HEFA (Bethel University)	5.500	05/01/2022	425,883
600,000	MN HEFA (Bethel University)	5.500	05/01/2037	616,692
150,000	MN HEFA (College of St. Scholastica)[1]	6.000	12/01/2028	165,681
1,000,000	MN HEFA (College of St. Scholastica)[1]	5.250	12/01/2035	1,083,770
875,000	MN HEFA (College of St. Scholastica)[1]	5.125	12/01/2040	940,590

20      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Minnesota (Continued)
$500,000	MN HEFA (College of St. Scholastica)[1]	6.300%		12/01/2040	$563,510
500,000	MN HEFA (Hamline University)[1]	5.000		10/01/2029	543,250
500,000	MN HEFA (Hamline University)[1]	6.000		10/01/2032	558,770
500,000	MN HEFA (Macalester College)[1]	5.000		06/01/2035	578,120
280,000	MN HEFA (St. Catherine University)	5.000		10/01/2026	308,120
300,000	MN HEFA (St. Catherine University)	5.000		10/01/2025	334,776
200,000	MN HEFA (St. Catherine University)	5.000		10/01/2027	219,464
115,000	MN HFA (Homeownership)[1,3]	5.000		01/01/2031	124,964
250,000	MN HFA (Rental Hsg.)	5.000		08/01/2033	271,055
1,050,000	MN HFA (Rental Hsg.)	5.300		08/01/2044	1,139,387
100,000	MN HFA (Rental Hsg.)[1]	5.000		08/01/2040	100,543
45,000	MN HFA (Residential Hsg.)[1,3]	5.000		07/01/2023	48,607
190,000	MN HFA (Residential Hsg.)[3]	3.750		01/01/2022	203,574
505,000	MN HFA (Residential Hsg.)	3.750		07/01/2022	532,386
490,000	MN HFA (Residential Hsg.)[1,3]	5.050		07/01/2034	520,052
545,000	MN HFA (Residential Hsg.)[1,3]	5.100		01/01/2040	577,820
30,000	MN HFA (Residential Hsg.)[1,3]	5.200		01/01/2023	31,586
5,000	MN HFA (Residential Hsg.)[1,3]	5.900		07/01/2028	5,201
15,000	MN HFA (Residential Hsg.)[1]	5.000		07/01/2038	15,416
220,000	MN HFA (Residential Hsg.)[1,3]	5.100		07/01/2031	222,484
15,000	MN HFA (Residential Hsg.)[1]	5.150		07/01/2028	15,548
55,000	MN HFA (Residential Hsg.)[1,3]	5.250		07/01/2033	56,642
60,000	MN HFA (Residential Hsg.)[1,3]	5.100		07/01/2038	62,176
105,000	MN HFA (Residential Hsg.)[1]	4.600	[4]	07/01/2022	107,636
20,000	MN HFA (Residential Hsg.)[1,3]	5.500		01/01/2038	20,989
30,000	MN Municipal Power Agency[1]	5.000		10/01/2030	31,175
30,000	MN Municipal Power Agency[1]	5.000		10/01/2035	31,047
750,000	MN Municipal Power Agency[1]	5.250		10/01/2035	828,840
325,000	MN Seaway Port Authority of Duluth (Northstar Aerospace)	5.000		04/01/2017	325,221
1,410,000	MN Seaway Port Authority of Duluth (Northstar Aerospace)	5.200		04/01/2027	1,410,014
550,000	Moorhead, MN (American Crystal Sugar Company Recovery Zone Facility)[1]	5.650		06/01/2027	613,058
100,000	Moorhead, MN Health Care (Evercare Senior Living)	5.000		09/01/2032	98,715
500,000	Moorhead, MN Health Care (Evercare Senior Living)	5.125		09/01/2037	489,580
1,100,000	North Oaks, MN Senior Hsg. (Presbyterian Homes of North Oaks)	6.500		10/01/2047	1,170,587
750,000	Oak Park Heights, MN Nursing Home (Boutwells Landing Care Center)	6.000		08/01/2036	812,453
205,000	Oronoco, MN Multifamily Hsg. (Wedum Shorewood Campus)	5.400		06/01/2041	206,572
750,000	Otter Tail County, MN (Prairie Lakes Municipal Solid Waste Authority)[1]	5.000		11/01/2030	842,115
200,000	Pine City, MN Health Care & Hsg. (North Branch)	6.125		10/20/2047	200,140
5,000	Ramsey County, MN Hsg. & Redevel. Authority (Hanover Townhouses)	5.625		07/01/2016	5,009
1,000,000	Ramsey, MN (Pact Charter School)[1]	5.500		12/01/2033	1,093,190
1,250,000	Red Wing, MN Senior Hsg. (Deer Crest)	5.000		11/01/2042	1,284,250

21      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Minnesota (Continued)
$330,000	Red Wing, MN Senior Hsg. (Deer Crest)	5.000%	11/01/2032	$343,708
425,000	Red Wing, MN Senior Hsg. (Deer Crest)	5.000	11/01/2027	450,139
500,000	Redwood Falls, MN (Redwood Area Hospital)	5.125	12/01/2036	507,520
250,000	Rochester, MN Health Care & Hsg. (Samaritan Bethany)	7.375	12/01/2041	280,535
35,000	Rochester, MN Health Care Facilities (Mayo Clinic)[1]	5.000	11/15/2038	39,916
750,000	Rochester, MN Health Care Facilities (Olmstead Medical Center)[1]	5.875	07/01/2030	843,915
225,000	Rochester, MN Health Care Facilities (Olmstead Medical Center)	5.000	07/01/2028	258,845
245,000	Rochester, MN Health Care Facilities (Olmstead Medical Center)	5.000	07/01/2027	283,279
5,000	Rosemount, MN GO	5.400	02/01/2016	5,022
1,250,000	Saint Anthony, MN Multifamily Hsg. (Landings Silver Lake Village II)	6.000	12/01/2030	1,347,613
135,000	Saint Cloud, MN Health Care (CCHS/CCHSM/CCHSLP/StCH Obligated Group)[1]	5.500	05/01/2039	149,815
15,000	Saint Cloud, MN Health Care (CCHS/CCHSM/CCHSLP/StCH Obligated Group)[1]	5.125	05/01/2030	16,820
50,000	Saint Cloud, MN Health Care (CCHS/CCHSM/CCHSLP/StCH Obligated Group)[1]	5.000	05/01/2025	51,113
795,000	Sartell, MN Health Care & Hsg. Facilities (Country Manor Campus)	5.250	09/01/2030	822,809
1,000,000	Sartell, MN Health Care & Hsg. Facilities (Country Manor Campus)	5.250	09/01/2027	1,051,500
250,000	Sauk Rapids, MN Health Care Housing Facilities (Good Shepard Lutheran Home)	7.500	01/01/2039	271,280
790,000	Shakopee, MN Health Care Facilities (St. Francis Regional Medical Center)[1]	5.000	09/01/2034	884,350
10,000	South Washington County, MN Independent School District No. 833 COP	5.250	12/01/2014	10,038
10,000	Southern MN Municipal Power Agency[1]	5.000	01/01/2024	11,013
750,000	Southern MN Municipal Power Agency[1]	5.250	01/01/2030	815,468
750,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)	5.625	02/01/2031	765,480
50,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)	5.000	08/01/2015	50,594
250,000	St. Louis Park, MN EDA (Hoigaard Village)	5.000	02/01/2023	259,038
100,000	St. Louis Park, MN Health Care Facilities (PNHS)[1]	5.500	07/01/2029	113,098
3,455,000	St. Louis Park, MN Health Care Facilities (PNHS)[1]	5.750	07/01/2039	3,891,505
30,000	St. Louis Park, MN Health Care Facilities (PNHS/PNMC Obligated Group)[1]	5.750	07/01/2030	33,499
50,000	St. Louis Park, MN Health Care Facilities (PNMH/PNMC Holdings/PNI Obligated Group)[1]	5.500	07/01/2023	55,777
50,000	St. Paul, MN Hsg. & Redevel. Authority (Allina Health System)[1]	5.250	11/15/2028	57,483
55,000	St. Paul, MN Hsg. & Redevel. Authority (Allina Health System)[1]	5.000	11/15/2020	61,616
600,000	St. Paul, MN Hsg. & Redevel. Authority (Bridgecreek Senior Place)	7.000	09/15/2037	600,270

22      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Minnesota (Continued)
$1,335,000	St. Paul, MN Hsg. & Redevel. Authority (Community of Peace Building Company)[1]	5.000%	12/01/2036	$1,345,320
300,000	St. Paul, MN Hsg. & Redevel. Authority (Great Northern Lofts)	6.250	03/01/2029	305,724
400,000	St. Paul, MN Hsg. & Redevel. Authority (HealthEast/HESJH/HSJH Obligation Group)[1]	6.000	11/15/2025	418,232
215,000	St. Paul, MN Hsg. & Redevel. Authority (HealthEast/HESJH/HSJH Obligation Group)[1]	6.000	11/15/2035	224,404
1,395,000	St. Paul, MN Hsg. & Redevel. Authority (Higher Ground Academy)[1]	5.125	12/01/2038	1,447,731
150,000	St. Paul, MN Hsg. & Redevel. Authority (Hmong Academy)[1]	6.000	09/01/2036	152,693
750,000	St. Paul, MN Hsg. & Redevel. Authority (Minneapolis Public Radio)[1]	5.000	12/01/2025	831,645
375,000	St. Paul, MN Hsg. & Redevel. Authority (Nova Classical Academy)[1]	6.375	09/01/2031	416,745
500,000	St. Paul, MN Hsg. & Redevel. Authority (Package Facilities)[1]	5.000	08/01/2035	559,365
750,000	St. Paul, MN Hsg. & Redevel. Authority (Selby Grotto Hsg.)[1]	5.500	09/20/2044	750,668
950,000	St. Paul, MN Hsg. & Redevel. Authority (Smith Avenue)[1]	5.000	08/01/2035	997,339
235,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	09/01/2021	247,321
225,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	03/01/2021	236,072
315,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	09/01/2016	328,006
140,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	03/01/2022	146,870
185,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	09/01/2019	195,166
1,000,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	09/01/2026	1,045,820
220,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	09/01/2020	231,869
185,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	03/01/2020	194,239
180,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	03/01/2019	188,960
240,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	09/01/2022	251,777
935,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)	5.000	03/01/2029	971,820
500,000	St. Paul, MN Hsg. & Redevel. Authority Charter School (German Immersion School)	5.000	07/01/2033	503,840
1,500,000	St. Paul, MN Hsg. & Redevel. Authority Charter School (Hmong College Prep Academy)	5.500	09/01/2043	1,543,545
500,000	St. Paul, MN Hsg. & Redevel. Authority Health Care Facilities (Carondelet Village)	6.000	08/01/2035	528,660

23      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value

Minnesota (Continued)

$25,000	St. Paul, MN Hsg. & Redevel. Authority Health Care Facility (GHP/RH/MAC Obligated Group)[1]	5.250%		05/15/2017	$27,366

920,000	St. Paul, MN Hsg. & Redevel. Authority Health Care Facility (GHP/RH/MAC Obligated Group)[1]	5.250		05/15/2036	963,728

75,000	St. Paul, MN Port Authority (Amherst H Wilder Foundation)[1]	5.000		12/01/2036	81,559

2,315,000	St. Paul, MN Port Authority (Great Northern)	6.000		03/01/2030	2,359,795

1,375,000	St. Paul, MN Port Authority (Regions Hospital Parking Ramp)	5.000		08/01/2036	1,384,006

510,000	Stillwater, MN Multifamily (Orleans Homes)	5.500		02/01/2042	503,564

900,000	Stillwater, MN Multifamily (Orleans Homes)	5.375		02/01/2032	891,918

500,000	University of Minnesota[1]	5.000		12/01/2036	578,145

1,000,000	University of Minnesota[1]	5.000		08/01/2036	1,119,140

750,000	University of Minnesota[1]	5.250		12/01/2031	887,438

500,000	Victoria, MN Private School Facility (Holy Family Catholic High School)	5.000		09/01/2029	523,925

35,000	Virginia, MN Hsg. & Redevel. Authority Health Care Facilities[1]	5.375		10/01/2030	35,603

1,250,000	Western, MN Municipal Power Agency[1,3]	5.000		01/01/2040	1,432,675

145,000	Willmar, MN Hsg. & Redevel. Authority (Highlands Apts.)[1]	5.850		06/01/2019	145,223

210,000	Woodbury, MN Charter School (MSA Building Company)[1]	5.000		12/01/2027	225,324

220,000	Woodbury, MN Charter School (MSA Building Company)[1]	5.000		12/01/2032	232,137

					124,010,153

U.S. Possessions—3.0%
1,000,000	Puerto Rico Commonwealth GO1	5.750		07/01/2041	741,830

1,000,000	Puerto Rico Commonwealth GO	5.500		07/01/2039	733,890

250,000	Puerto Rico Electric Power Authority, Series CCC[6]	5.250		07/01/2028	148,885

250,000	Puerto Rico Highway & Transportation Authority[1]	5.300		07/01/2035	174,170

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		04/01/2027	88,787

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	82,269

100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	84,732

2,000,000	Puerto Rico Sales Tax Financing Corp., Series A	5.490	[5]	08/01/2036	317,400

2,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.160	[5]	08/01/2034	344,900

90,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.750		08/01/2037	71,988

500,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.250		08/01/2041	369,835

500,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.000		08/01/2039	407,390

					3,566,076

Total Investments, at Value (Cost $120,846,868)—106.5%					127,576,229

Net Other Assets (Liabilities)—(6.5)					(7,832,335)

Net Assets—100.0%					$119,743,894

24      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 7 of the accompanying Notes.

2. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after September 30, 2014. See Note 1 of the accompanying Notes.

4. Represents the current interest rate for a variable or increasing rate security.

5. Zero coupon bond reflects effective yield on the date of purchase.

6. Subject to a forbearance agreement. Rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

To simplify the listings of securities, abbreviations are used per the table below:

CCC	Continuing Care Center
CCHS	Centracare Health System
CCHSLP	Centracare Health Services of Long Prairie
CCHSM	Centracare Health Services of Melrose
CHC	Children’s Health Care
CHCS	Children’s Health Care Services
COP	Certificates of Participation
ECHC	Essentia Community Hospitals & Clinics
EDA	Economic Devel. Authority
FRCS	Fairview Regional Community Services
FRRHS	Fairview Range Regional Health Services
FRWHS	Fairview Red Wing Health Services
FSH	Fairview Seminary Home
FSP	Fairview Seminary Plaza
GHP	Group Health Plan
GO	General Obligation
HEFA	Higher Education Facilities Authority
HESJH	HealthEast St. John’s Hospital
HFA	Housing Finance Agency
HSJH	HealthEast St. Joseph’s Hospital
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
MAC	Midwest Assurance Company
MSA	Math & Science Academy
PHS	Pinnacle Health System
PNHS	Park Nicollet Health Services
PNI	Park Nicollet Institute
PNMH	Park Nicollet Methodist Hospital
RH	Regions Hospital
ROLs	Reset Option Longs
RRHS	Range Regional Health Services
SJMC	St. Joseph’s Medical Center
SMDCHS	St. Mary’s Duluth Clinic Health System
StCH	St. Cloud Hospital
VOA	Volunteers of America

See accompanying Notes to Financial Statements.

25      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2014 Unaudited

Assets
Investments, at value (cost $120,846,868)—see accompanying statement of investments	$127,576,229

Cash	834,305

Receivables and other assets:
Interest	1,704,424
Investments sold (including $1,529,733 sold on a when-issued or delayed delivery basis)	1,537,749
Shares of beneficial interest sold	290,714
Other	74,736

Total assets	132,018,157

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	6,000,000
Payable for borrowings (See Note 6)	6,000,000
Shares of beneficial interest redeemed	113,894
Dividends	79,540
Distribution and service plan fees	22,898
Shareholder communications	5,256
Trustees’ compensation	4,660
Interest expense on borrowings	696
Other	47,319

Total liabilities	12,274,263

Net Assets	$119,743,894

Composition of Net Assets
Par value of shares of beneficial interest	$9,143

Additional paid-in capital	115,228,240

Accumulated net investment income	1,105,206

Accumulated net realized loss on investments	(3,328,056)

Net unrealized appreciation on investments	6,729,361

Net Assets	$119,743,894

26      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $79,310,135 and 6,053,764 shares of beneficial interest outstanding)	$13.10

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$13.75

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,453,761 and 187,486 shares of beneficial interest outstanding)	$13.09

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $29,536,566 and 2,256,943 shares of beneficial interest outstanding)	$13.09

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $8,443,432 and 644,506 shares of beneficial interest outstanding)	$13.10

See accompanying Notes to Financial Statements.

27      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF OPERATIONS

For the Six Months Ended September 30, 2014 Unaudited

Investment Income
Interest	$3,290,322

Expenses
Management fees	340,569

Distribution and service plan fees:
Class A	107,082
Class B	12,478
Class C	143,078

Transfer and shareholder servicing agent fees:
Class A	42,831
Class B	1,248
Class C	14,308
Class Y	3,535

Shareholder communications:
Class A	6,749
Class B	241
Class C	2,880
Class Y	662

Borrowing fees	136,508

Interest expense and fees on short-term floating rate notes issued (See Note 1)	22,792

Interest expense on borrowings	2,559

Custodian fees and expenses	1,054

Trustees’ compensation	888

Other	29,085

Total expenses	868,547
Less waivers and reimbursements of expenses	(97,586)

Net expenses	770,961

Net Investment Income	2,519,361

Realized and Unrealized Gain
Net realized gain on investments	196,895

Net change in unrealized appreciation/depreciation on investments	4,226,864

Net Increase in Net Assets Resulting from Operations	$6,943,120

See accompanying Notes to Financial Statements.

28      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014

Operations
Net investment income	$2,519,361	$5,713,441

Net realized gain (loss)	196,895	(1,360,868)

Net change in unrealized appreciation/depreciation	4,226,864	(5,470,738)

Net increase (decrease) in net assets resulting from operations	6,943,120	(1,118,165)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,825,133)	(3,849,889)
Class B	(43,806)	(99,596)
Class C	(501,414)	(1,030,399)
Class Y	(153,260)	(167,703)

	(2,523,613)	(5,147,587)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(13,169,175)	(14,585,587)
Class B	(303,398)	(793,294)
Class C	588,044	(6,805,620)
Class Y	2,391,703	2,544,223

	(10,492,826)	(19,640,278)

Net Assets
Total decrease	(6,073,319)	(25,906,030)

Beginning of period	125,817,213	151,723,243

End of period (including accumulated net investment income of $1,105,206 and $1,109,458, respectively)	$119,743,894	$125,817,213

See accompanying Notes to Financial Statements.

29      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

STATEMENT OF CASH FLOWS

For the Six Months Ended September 30, 2014 Unaudited

Cash Flows from Operating Activities
Net increase in net assets from operations	$6,943,120

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(6,800,389)
Proceeds from disposition of investment securities	19,130,774
Short-term investment securities, net	(30,598)
Premium amortization	215,733
Discount accretion	(38,895)
Net realized gain on investments	(196,895)
Net change in unrealized appreciation/depreciation on investments	(4,226,864)
Change in assets:
Decrease in other assets	40,396
Decrease in interest receivable	164,669
Increase in receivable for securities sold	(1,415,380)
Change in liabilities:
Decrease in other liabilities	(9,021)
Decrease in payable for securities purchased	(1,140,039)

Net cash provided by operating activities	12,636,611

Cash Flows from Financing Activities
Proceeds from borrowings	21,200,000
Payments on borrowings	(19,700,000)
Proceeds from shares sold	14,122,178
Payments on shares redeemed	(27,726,081)
Cash distributions paid	(315,664)

Net cash used in financing activities	(12,419,567)

Net increase in cash	217,044

Cash, beginning balance	617,261

Cash, ending balance	$834,305

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $2,223,318.

Cash paid for interest on borrowings—$2,120.

Cash paid for interest on short-term floating rate notes issued—$22,792.

See accompanying Notes to Financial Statements.

30      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Year Ended March 28, 2013 [1]	Year Ended March 30, 2012 [1]	Year Ended March 31, 2011	Year Ended March 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$12.64	$13.12	$12.71	$11.29	$11.81	$9.68

Income (loss) from investment operations:
Net investment income[2]	0.28	0.56	0.52	0.62	0.63	0.66
Net realized and unrealized gain (loss)	0.46	(0.54)	0.42	1.41	(0.52)	2.12

Total from investment operations	0.74	0.02	0.94	2.03	0.11	2.78

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.28)	(0.50)	(0.53)	(0.61)	(0.63)	(0.65)

Net asset value, end of period	$13.10	$12.64	$13.12	$12.71	$11.29	$11.81

Total Return, at Net Asset Value[3]	5.87%	0.35%	7.45%	18.32%	0.84%	29.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$79,310	$89,413	$108,373	$73,683	$49,725	$34,074

Average net assets (in thousands)	$85,295	$94,959	$92,625	$60,122	$45,723	$30,488

Ratios to average net assets:[4]
Net investment income	4.26%	4.49%	3.95%	5.07%	5.35%	6.00%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.97%	0.98%	0.92%	0.95%	1.01%	1.04%
Interest and fees from borrowings	0.22%	0.12%	0.03%	0.08%	0.08%	0.29%
Interest and fees on short-term floating rate notes issued[5]	0.04%	0.03%	0.04%	0.06%	0.06%	0.00%

Total expenses	1.23%	1.13%	0.99%	1.09%	1.15%	1.33%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.06%	0.95%	0.87%	0.94%	0.94%	1.03%

Portfolio turnover rate	5%	19%	13%	4%	17%	14%

1. March 28, 2013 and March 30, 2012 represent the last business day of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

31      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Year Ended March 28, 2013 [1]	Year Ended March 30, 2012 [1]	Year Ended March 31, 2011	Year Ended March 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$12.63	$13.10	$12.70	$11.28	$11.80	$9.67

Income (loss) from investment operations:
Net investment income[2]	0.23	0.46	0.42	0.52	0.54	0.58
Net realized and unrealized gain (loss)	0.46	(0.52)	0.41	1.42	(0.52)	2.12

Total from investment operations	0.69	(0.06)	0.83	1.94	0.02	2.70

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.41)	(0.43)	(0.52)	(0.54)	(0.57)

Net asset value, end of period	$13.09	$12.63	$13.10	$12.70	$11.28	$11.80

Total Return, at Net Asset Value[3]	5.47%	(0.33)%	6.58%	17.45%	0.09%	28.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,454	$2,667	$3,605	$3,300	$1,914	$1,406

Average net assets (in thousands)	$2,488	$3,027	$3,649	$2,323	$1,842	$993

Ratios to average net assets:[4]
Net investment income	3.49%	3.74%	3.23%	4.29%	4.60%	5.19%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.72%	1.77%	1.72%	1.76%	1.82%	1.95%
Interest and fees from borrowings	0.22%	0.12%	0.03%	0.08%	0.08%	0.29%
Interest and fees on short-term floating rate notes issued[5]	0.04%	0.03%	0.04%	0.06%	0.06%	0.00%

Total expenses	1.98%	1.92%	1.79%	1.90%	1.96%	2.24%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.81%	1.70%	1.62%	1.69%	1.69%	1.80%

Portfolio turnover rate	5%	19%	13%	4%	17%	14%

1. March 28, 2013 and March 30, 2012 represent the last business day of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

32      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Class C	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Year Ended March 28, 2013 [1]	Year Ended March 30, 2012 [1]	Year Ended March 31, 2011	Year Ended March 31, 2010

Per Share Operating Data
Net asset value, beginning of period	$12.63	$13.10	$12.69	$11.28	$11.79	$9.67

Income (loss) from investment operations:
Net investment income[2]	0.23	0.46	0.42	0.52	0.54	0.57
Net realized and unrealized gain (loss)	0.46	(0.52)	0.42	1.41	(0.51)	2.11

Total from investment operations	0.69	(0.06)	0.84	1.93	0.03	2.68

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0 .41)	(0 .43)	(0 .52)	(0 .54)	(0 .56)

Net asset value, end of period	$13.09	$12.63	$13.10	$12 .69	$11 .28	$11.79

Total Return, at Net Asset Value[3]	5 .47%	(0.32)%	6 .66%	17.36%	0.16%	28.31%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$29,537	$27,930	$36,355	$23,584	$14,403	$7,521

Average net assets (in thousands)	$28,545	$31,307	$30,469	$17,708	$15,492	$4,019

Ratios to average net assets:[4]
Net investment income	3 .49%	3 .73%	3 .19%	4 .30%	4 .55%	5.08%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.72%	1.75%	1.70%	1.75%	1.77%	1.93%
Interest and fees from borrowings	0.22%	0.12%	0.03%	0.08%	0.08%	0.29%
Interest and fees on short-term floating rate notes issued[5]	0.04%	0.03%	0.04%	0.06%	0.06%	0.00%

Total expenses	1.98%	1.90%	1.77%	1.89%	1.91%	2.22%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.81%	1.70%	1.62%	1.68%	1.69%	1.82%

Portfolio turnover rate	5%	19%	13%	4%	17%	14%

1. March 28, 2013 and March 30, 2012 represent the last business day of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

33      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014	Year Ended March 28, 2013 [1]	Period Ended March 30, 2012[1,2]

Per Share Operating Data
Net asset value, beginning of period	$12.64	$13.12	$12.71	$11.91

Income (loss) from investment operations:
Net investment income[3]	0.28	0 .56	0 .52	0.40
Net realized and unrealized gain (loss)	0.46	(0 .53)	0 .43	0.81

Total from investment operations	0.74	0 .03	0 .95	1.21

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.28)	(0 .51)	(0 .54)	(0.41)

Net asset value, end of period	$13.10	$12.64	$13.12	$12.71

Total Return, at Net Asset Value4	5.91%	0.41%	7.53%	10.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,443	$5,807	$3,390	$1,290

Average net assets (in thousands)	$7,073	$4,053	$2,208	$600

Ratios to average net assets:[5]
Net investment income	4.29%	4.55%	3.99%	4.75%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.73%	0.76%	0.73%	0.72%
Interest and fees from borrowings	0.22%	0.12%	0.03%	0.03%
Interest and fees on short-term floating rate notes issued[6]	0.04%	0.03%	0.04%	0.06%

Total expenses	0.99%	0.91%	0.80%	0.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[6]	0.99%	0.91%	0.80%	0.81%

Portfolio turnover rate	5%	19%	13%	4%

1. March 28, 2013 and March 30, 2012 represent the last business day of the Fund’s respective reporting periods.

2. For the period from July 29, 2011 (inception of offering) to March 30, 2012.

3 Per share amounts calculated based on the average shares outstanding during the period.

4 Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5 Annualized for periods less than one full year.

6 Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

34      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS September 30, 2014 Unaudited

1. Significant Accounting Policies

Oppenheimer Rochester Minnesota Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and

35      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating

36      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating

37      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of September 30, 2014, the Fund’s maximum exposure under such agreements is estimated at $6,000,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At September 30, 2014, municipal bond holdings with a value of $9,120,080 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $6,000,000 in short-term floating rate securities issued and outstanding at that date.

At September 30, 2014, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 2,000,000	Minneapolis & St. Paul, MN Metropolitan Airports Commission ROLs[3]	18.438%	1/1/35	$3,120,080

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such

38      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $6,000,000 or 4.54% of its total assets as of September 30, 2014.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of September 30, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Sold securities	1,529,733

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. There were no securities not accruing interest as of September 30, 2014.

39      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. As of September 30, 2014, securities with an aggregate market value of $148,885 representing 0.12% of the Fund’s net assets, were subject to these forbearance agreements.

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended March 31, 2014, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended March 31, 2014 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2016	$1,825
2017	190,675
2018	1,937,724
2019	12,269
No expiration	1,377,612

Total	$3,520,105

As of September 30, 2014, it is estimated that the capital loss carryforwards would be $2,142,493 expiring by 2019 and $1,180,717 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended September 30, 2014, it is estimated that the Fund will utilize $196,895 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate

40      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

1. Significant Accounting Policies (Continued)

characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$114,357,577[1]

Gross unrealized appreciation	$8,916,730
Gross unrealized depreciation	(1,668,797)

Net unrealized appreciation	$7,247,933

1. The Federal tax cost of securities does not include cost of $5,984,894, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

41      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the

42      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

2. Securities Valuation (Continued)

most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar

43      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2014 based on valuation input level:

44      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Minnesota	$—	$124,010,153	$—	$124,010,153
U.S. Possessions	—	3,566,076	—	3,566,076

Total Assets	$—	$127,576,229	$—	$127,576,229

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended September 30, 2014		Year Ended March 31, 2014
	Shares	Amount	Shares	Amount

Class A
Sold	692,413	$8,879,245	1,775,070	$22,020,212
Dividends and/or distributions reinvested	123,611	1,596,821	284,578	3,530,490
Redeemed	(1,835,273)	(23,645,241)	(3,248,989)	(40,136,289)

Net decrease	(1,019,249)	$(13,169,175)	(1,189,341)	$(14,585,587)

Class B
Sold	0	$0	586	$7,099
Dividends and/or distributions reinvested	3,256	42,030	7,644	94,716
Redeemed	(26,974)	(345,428)	(72,111)	(895,109)

Net decrease	(23,718)	$(303,398)	(63,881)	$(793,294)

Class C
Sold	208,674	$2,684,200	358,192	$4,526,697
Dividends and/or distributions reinvested	34,072	440,505	73,411	909,775
Redeemed	(197,481)	(2,536,661)	(994,574)	(12,242,092)

Net increase (decrease)	45,265	$588,044	(562,971)	$(6,805,620)

45      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Shares of Beneficial Interest (Continued)

	Six Months Ended September 30, 2014		Year Ended March 31, 2014
	Shares	Amount	Shares	Amount

Class Y
Sold	214,569	$2,769,367	324,328	$4,065,695
Dividends and/or distributions reinvested	11,128	143,962	12,577	155,692
Redeemed	(40,521)	(521,626)	(136,007)	(1,677,164)

Net increase	185,176	$2,391,703	200,898	$2,544,223

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended September 30, 2014 were as follows:

	Purchases	Sales
Investment securities	$6,800,389	$19,130,774

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40

The Fund’s management fee for the six months ended September 30, 2014 was 0.55% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a

46      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

5. Fees and Other Transactions with Affiliates (Continued)

percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended September 30, 2014, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$16
Payments Made to Retired Trustees	—
Accumulated Liability as of September 30, 2014	899

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

47      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
September 30, 2014	$10,407	$981	$2,879	$784

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding interest and fees from borrowings and interest and related expenses from inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares, 1.55% of average annual net assets for both Class B and Class C shares and 0.80% of average annual net assets for Class Y shares. During the six months ended September 30, 2014 the Manager reimbursed $71,290,$2,102, and $24,194 for Class A, Class B and Class C shares, respectively

These undertakings may be modified or terminated as set forth according to the terms in the prospectus.

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the

48      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

6. Borrowings (Continued)

Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1468% as of September 30, 2014). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the six months ended September 30, 2014 equal 0.16% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of September 30, 2014, the Fund had borrowings outstanding at an interest rate of 0.1468%. Details of the borrowings for the six months ended September 30, 2014 are as follows:

Average Daily Loan Balance	$3,313,661
Average Daily Interest Rate	0.152%
Fees Paid	$38,754
Interest Paid	$2,120

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits

49      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

7. Reverse Repurchase Agreements (Continued)

aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the six months ended September 30, 2014 are included in expenses on the Fund’s Statement of Operations and equal 0.06% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the six months ended September 30, 2014.

Details of reverse repurchase agreement transactions for the six months ended September 30, 2014 are as follows:

Fees Paid	$ 49,412

8. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

50      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

8. Pending Litigation (Continued)

On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. On July 31, 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Suit”). OFI believes the California Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Suit, or whether any costs that OFI may bear in defending the California Suit might not be reimbursed by insurance, OFI believes the California Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Suit should not have any material effect on the operations of any of the Oppenheimer Funds.

51      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

52      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire, and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Adviser and the Fund. Throughout the year, the Adviser provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Adviser and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail funds in the Muni Minnesota category. The Board noted that the Fund’s three-year and five-year performance was better than its category median although its one-year performance was below its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load Muni Minnesota funds with comparable asset levels and distribution features. After discussions with the Board, the Adviser has agreed to contractually waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding any applicable interest and fees from borrowing, interest and related expenses from inverse floaters, dividend expense, taxes, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) to annual rates of 0.80% for Class A shares, 1.55% for Class B and Class C shares, and 0.80% for Class Y shares, as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board. The Fund’s contractual management fees were higher than its peer group median and category median. The Fund’s total expenses, net of waivers, were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding OFI Global’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

53      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

54      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

55      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee
Daniel G. Loughran, Vice President
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Richard Stein, Vice President
Arthur P. Steinmetz, President and Principal Executive Officer
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved.

56      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

57      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

—

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

58      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

59      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

60      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

61      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

62      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

63      OPPENHEIMER ROCHESTER MINNESOTA MUNICIPAL FUND

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

A Better Website for Investors. We redesigned the OppenheimerFunds investor site to help you find the information and services you need—quickly. Whether you want to review your account, download a form, explore a new fund, plan for retirement, save for higher education, or explore our market insights, it's all right there, easy to find and access from the home page. Visit **oppenheimerfunds.com/investors** to see how well the new site will work for you.

You can also visit our website for 24-hour access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hour automated information and automated transactions. Representatives are also available Mon–Fri 8am–8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0585.001.0914 November 24, 2014

Item 2.	Code of Ethics.

Not applicable to semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Minnesota Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	11/10/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	11/10/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	11/10/2014